Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

As adopted pursuant to

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ACCO Brands Corporation on Form 10-Q for the period ended March 31, 2024 as filed with the Securities and Exchange Commission on the date hereof, (the "Report"), I, Deborah A. O'Connor, Chief Financial Officer of ACCO Brands Corporation, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ACCO Brands Corporation.

By:	/s/ Deborah A. O'Connor
Deborah A. O'Connor
Executive Vice President and Chief Financial Officer

Date: May 3, 2024